UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2025

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.2

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2025, the Board of Directors (the Board) of Citigroup Inc. (Citigroup) elected Jonathan Moulds as a director of Citigroup and appointed him to the Board’s Risk Management Committee and Transformation Oversight Committee. Mr. Moulds serves as Chair of the Board of Directors of Citigroup Global Markets Limited (CGML), Citigroup’s international broker/dealer. Mr. Moulds previously served as Chief Operating Officer of Barclays PLC and in several roles at Bank of America Corporation.

The Board determined that Mr. Moulds is independent in accordance with the director independence standards established under Citigroup’s Corporate Governance Guidelines, which are intended to comply with the New York Stock Exchange corporate governance rules, and other applicable laws, rules, and regulations. There are no family relationships between Mr. Moulds and any officer or other director of Citigroup or any related party transactions involving Mr. Moulds and Citigroup. There is no arrangement or understanding between Mr. Moulds and any other person pursuant to which he was selected as a director.

Mr. Moulds will receive compensation as a non-employee director in accordance with Citigroup’s non-employee director compensation practices described in “Proposal 1: Election of Directors – Directors’ Compensation” of Citigroup’s Annual Proxy Statement filed with the U.S. Securities and Exchange Commission on March 18, 2025.

A copy of Citigroup’s press release relating to the election of Mr. Moulds as a director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
99.1	Citigroup Inc. Press Release dated June 16, 2025.
99.2	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: June 18, 2025
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
Chief Legal Officer & Corporate Secretary

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